MainStay VP Series Fund, Inc. Prospectus                             May 1, 2008

                                                                 As supplemented

                                                              December 15, 2008


      --------------------------------------------------------------------------

INITIAL CLASS SHARES
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



MAINSTAY VP SERIES FUND, INC.
OFFERS 15 PORTFOLIOS IN THIS
PROSPECTUS
 Equity
Capital Appreciation Portfolio.......  page A-6
Common Stock Portfolio...............  page A-8
ICAP Select Equity Portfolio.........  page A-10
International Equity Portfolio.......  page A-13
Mid Cap Core Portfolio...............  page A-16
Mid Cap Growth Portfolio.............  page A-18
Mid Cap Value Portfolio..............  page A-20
S&P 500 Index Portfolio..............  page A-22
Small Cap Growth Portfolio...........  page A-24
 Blended
Convertible Portfolio................  page A-26
 Income
Bond Portfolio.......................  page A-28
Cash Management Portfolio............  page A-31
Floating Rate Portfolio..............  page A-34
Government Portfolio.................  page A-36
High Yield Corporate Bond Portfolio..  page A-38

                                 WHAT'S INSIDE?


     --------------------------------------------------------------------------



                                                                                    PAGE
                                                                                    ----
THE FUND AND THE SEPARATE ACCOUNTS...............................................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND INCOME PORTFOLIOS......    A-4
     Equity Securities...........................................................    A-4
     Debt Securities.............................................................    A-4
     Not Insured -- You Could Lose Money.........................................    A-5
     NAV Will Fluctuate..........................................................    A-5
     More Information............................................................    A-5
CAPITAL APPRECIATION PORTFOLIO...................................................    A-6
COMMON STOCK PORTFOLIO...........................................................    A-8
ICAP SELECT EQUITY PORTFOLIO.....................................................   A-10
INTERNATIONAL EQUITY PORTFOLIO...................................................   A-13
MID CAP CORE PORTFOLIO...........................................................   A-16
MID CAP GROWTH PORTFOLIO.........................................................   A-18
MID CAP VALUE PORTFOLIO..........................................................   A-20
S&P 500 INDEX PORTFOLIO..........................................................   A-22
SMALL CAP GROWTH PORTFOLIO.......................................................   A-24
CONVERTIBLE PORTFOLIO............................................................   A-26
BOND PORTFOLIO...................................................................   A-28
CASH MANAGEMENT PORTFOLIO........................................................   A-31
FLOATING RATE PORTFOLIO..........................................................   A-34
GOVERNMENT PORTFOLIO.............................................................   A-36
HIGH YIELD CORPORATE BOND PORTFOLIO..............................................   A-38
MORE ABOUT INVESTMENT STRATEGIES AND RISKS.......................................   A-40
     CREDIT RISK.................................................................   A-40
     DERIVATIVE SECURITIES.......................................................   A-40
     FLOATING RATE LOANS.........................................................   A-40
     FOREIGN SECURITIES..........................................................   A-41
     HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")...................................   A-41
     ILLIQUID AND RESTRICTED SECURITIES..........................................   A-41
     INITIAL PUBLIC OFFERINGS....................................................   A-41
     INVESTMENT POLICIES AND OBJECTIVES..........................................   A-41
     INVESTMENTS IN TECHNOLOGY SECTOR............................................   A-42
     LENDING OF PORTFOLIO SECURITIES.............................................   A-42
     LIQUIDITY RISK..............................................................   A-42
     LOAN PARTICIPATION INTERESTS................................................   A-42
     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES................................   A-42
     PORTFOLIO TURNOVER..........................................................   A-42
     REAL ESTATE INVESTMENT TRUSTS ("REITS").....................................   A-43
     RISK MANAGEMENT TECHNIQUES..................................................   A-43
     SWAP AGREEMENTS.............................................................   A-43
     TEMPORARY DEFENSIVE INVESTMENTS.............................................   A-43
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..............................   A-43
THE FUND AND ITS MANAGEMENT......................................................   A-43
PURCHASE AND REDEMPTION OF SHARES................................................   A-48
TAXES, DIVIDENDS AND DISTRIBUTIONS...............................................   A-50
GENERAL INFORMATION..............................................................   A-50
FINANCIAL HIGHLIGHTS.............................................................   A-51




                                 --------------

                       THE FUND AND THE SEPARATE ACCOUNTS

     --------------------------------------------------------------------------

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.


The Fund offers twenty-four separate series, each of which represents a separate portfolio of investments -- the Initial Class Shares of fifteen of these series are offered in this prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), and the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"). In many respects, each Portfolio resembles a separate Fund. At the same time, in certain important respects, the Fund is treated as a single entity.


Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

  -----------------------------------------------------------------------------


This Prospectus discusses fifteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolio invests primarily in a mix of equity and income producing securities, and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of five of the Portfolios and has retained Subadvisors for the remaining ten Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.


Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

EQUITY SECURITIES

Certain Portfolios may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the Counter Bulletin Board. There are many different types of equity securities, including, (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depository Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Certain Portfolios may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Portfolio that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED -- YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money. An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of shareholders' investments at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Notwithstanding the preceding statement, shareholders of the Cash Management Portfolio will be guaranteed to receive $1.00 net asset value per share for amounts that they held as of September 19, 2008 subject to the terms of (and the availability of funds in) the U.S. Treasury's Temporary Guarantee Program for Money Market Funds through at least April 30, 2009.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Factors that can affect debt security values are changes in the average maturity of a Portfolio's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.


The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of September 30, 2008, they range from $680 million to $403 billion.


INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management;

- new products;


- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

------------------------------------------------------
CAPITAL APPRECIATION
PORTFOLIO --
INITIAL CLASS                   QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         4/98        26.65%
------------------------------------------------------
Lowest Return/Worst Quarter         1/01       -19.42%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

--------------------------------------------------------
                             1 Year   5 Years   10 Years
--------------------------------------------------------
Capital Appreciation
  Portfolio --
  Initial Class              12.39%    10.98%     3.29%
--------------------------------------------------------
Russell 1000(R) Growth
  Index(1)                   11.81%    12.11%     3.83%
--------------------------------------------------------
S&P 500(R) Index(2)           5.49%    12.83%     5.91%
--------------------------------------------------------



(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

98                                                  38.14
99                                                  25.41
00                                                 -10.72
01                                                 -23.22
02                                                 -30.83
03                                                  26.99
04                                                   4.16
05                                                   8.41
06                                                   4.45
07                                                  12.39



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.61%
Distribution and Service (12b-1) Fees      None
Other Expenses(2)                          0.04%
Total Annual Portfolio Operating
  Expenses                                 0.65%





(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $66         $208         $362         $810
----------------------------------------------------------------------

                       MAINSTAY VP COMMON STOCK PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of September 30, 2008, they range from $680 million to $468 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of October 31, 2008, they range from $25 million to $392 billion.



NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

------------------------------------------------------
COMMON STOCK
PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         4/99        23.35%
------------------------------------------------------
Lowest Return/Worst Quarter         1/01       -15.25%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
Common Stock Portfolio --
  Initial Class                5.14%    13.07%     6.32%
---------------------------------------------------------
S&P 500(R) Index(1)            5.49%    12.83%     5.91%
---------------------------------------------------------
Russell 1000(R) Index(2)       5.77%    13.43%     6.20%
---------------------------------------------------------



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

98                                                  26.59
99                                                  29.96
00                                                  -3.34
01                                                 -17.09
02                                                 -24.25
03                                                  26.37
04                                                  10.90
05                                                   7.70
06                                                  16.47
07                                                   5.14



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.54%
Distribution and Service (12b-1) Fees      None
Other Expenses(2, 3)                       0.05%
Total Annual Portfolio Operating
  Expenses(4)                              0.59%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.


(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $60         $189         $329         $738
----------------------------------------------------------------------

                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO


  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The ICAP Select Equity Portfolio's investment objective is to seek superior total return.

PRINCIPAL INVESTMENT STRATEGY -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, relative to its benchmarks, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation, and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to sell a security when its target price is achieved, the catalyst becomes inoperative, or another stock offers greater opportunity for appreciation.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks (including the stocks in which the Portfolio may invest) is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The Portfolio typically will hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Returns shown include periods during which the Portfolio was managed by a different subadvisor. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         2/03        15.07%
------------------------------------------------------
Lowest Return/Worst Quarter         3/02       -18.14%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                              1 YEAR    5 YEARS      5/1/98
------------------------------------------------------------
ICAP Select Equity
  Portfolio --
  Initial Class                6.86%     13.88%      5.32%
------------------------------------------------------------
S&P 500(R) Index(1)            5.49%     12.83%      4.59%
------------------------------------------------------------
S&P 500/Citigroup Value
  Index(2)                     1.99%     14.73%      5.56%
------------------------------------------------------------




(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.


[BAR CHART]

99                                                   6.73
00                                                   6.59
01                                                  -4.51
02                                                 -22.86
03                                                  27.95
04                                                  11.37
05                                                   5.44
06                                                  19.31
07                                                   6.86



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                        0.78%
Distribution and Service (12b-1) Fees       None
Other Expenses(2)                           0.06%
Total Annual Portfolio Operating
  Expenses                                  0.84%
Less Waivers/Reimbursements               (0.05)%
Net Annual Portfolio Operating
  Expenses                                  0.79%





(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed to contractually waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. There is no guarantee that this contractual waiver will continue beyond that date.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

-----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------
Initial Class             $81         $263         $461         $1,033
-----------------------------------------------------------------------

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

- The Portfolio's investments are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some, but not all, of the risks for foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Portfolio invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and
Risks -- Risk Management Techniques."

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE
The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         4/99        20.35%
------------------------------------------------------
Lowest Return/Worst Quarter         3/98       -13.31%
------------------------------------------------------




       AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
--------------------------------------------------------
                             1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------
International Equity
  Portfolio --
  Initial Class               4.93%    17.82%     9.19%
--------------------------------------------------------
Morgan Stanley Capital
  International EAFE
  Index(1)                   11.17%    21.59%     8.66%
--------------------------------------------------------



(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization-weighted index containing approximately 1,211 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


    [BAR CHART]

98                                                  23.11
99                                                  28.06
00                                                 -18.06
01                                                 -14.02
02                                                  -4.41
03                                                  30.00
04                                                  17.34
05                                                   7.99
06                                                  31.33
07                                                   4.93



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.88%
Distribution and Service (12b-1) Fees      None
Other Expenses(2, 3)                       0.09%
Total Annual Portfolio Operating
  Expenses(4)                              0.97%





(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

(2) Expenses have been restated to reflect current fees.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4)The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $99         $309         $536        $1,190
----------------------------------------------------------------------

                       MAINSTAY VP MID CAP CORE PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.


The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 31% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of October 31, 2008, they range from $325 million to $16 billion.


INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock's weight in the Portfolio is determined by its investment prospect, risk outlook, transaction cost estimate as well as the portfolio risk control guidelines.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
MID CAP CORE
PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         2/03        14.83%
------------------------------------------------------
Lowest Return/Worst Quarter         3/02       -15.60%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                              1 YEAR    5 YEARS      7/2/01
------------------------------------------------------------
Mid Cap Core Portfolio --
  Initial Class                5.03%     18.29%      10.36%
------------------------------------------------------------
Russell Midcap(R) Index(1)     5.60%     18.21%      10.04%
------------------------------------------------------------




(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 31% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

02                                                 -12.92
03                                                  35.43
04                                                  22.27
05                                                  15.86
06                                                  14.96
07                                                   5.03



                  Annual total returns (12/31) -- Initial Class
                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1)                          0.85%
Distribution and Service (12b-1) Fees      None
Other Expenses(2)                          0.06%
Total Annual Portfolio Operating
  Expenses(3)                              0.91%



(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

(2) "Other Expenses" also includes the Portfolio's shares of fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $93         $290         $504        $1,120
----------------------------------------------------------------------

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of October 31, 2008, they range from $25 million to $16 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.


The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management;

- new products;


- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
MID CAP GROWTH
PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR    RETURN
------------------------------------------------------
Highest Return/Best Quarter         2/03        24.32%
------------------------------------------------------
Lowest Return/Worst Quarter         3/02       -18.46%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


--------------------------------------------------------
                                                 SINCE
                                               INCEPTION
                             1 YEAR   5 YEAR     7/2/01
--------------------------------------------------------
Mid Cap Growth Portfolio --
  Initial Class              15.79%   21.33%     8.68%
--------------------------------------------------------
Russell MidCap(R) Growth
  Index(1)                   11.43%   17.90%     6.62%
--------------------------------------------------------




(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                 -28.59
03                                                  44.78
04                                                  22.61
05                                                  17.10
06                                                   9.24
07                                                  15.79



                  Annual total returns (12/31) -- Initial Class


                       FEES AND EXPENSES OF THE PORTFOLIO


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL
                                           CLASS
                                          -------
Management Fee(1)                           0.75%
Distribution and Service (12b-1) Fees       None
Other Expenses(2)                           0.05%
Total Annual Portfolio Operating
  Expenses(3)                               0.80%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class            $ 82        $ 255        $ 444         $ 990
----------------------------------------------------------------------

                       MAINSTAY VP MID CAP VALUE PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of October 31, 2008, they range from $425 million to $15 billion. The Portfolio normally invests at least 80% of its assets in equity securities that:


- MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased;

- typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria; and

- are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:

- valuation;

- prospects for future growth in earnings and free cash flow;

- ability to grow dividends;

- estimated value of the company's assets; and

- corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer's financial condition and changes in the condition and outlook in the company's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


-------------------------------------------------------
MID CAP VALUE
PORTFOLIO -- INITIAL CLASS       QUARTER/YEAR    RETURN
-------------------------------------------------------
Highest Return/Best Quarter          2/03        13.86%
-------------------------------------------------------
Lowest Return/Worst Quarter          3/02       -17.82%
-------------------------------------------------------




                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07



------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                              1 YEAR    5 YEARS      7/2/01
------------------------------------------------------------
Mid Cap Value Portfolio --
  Initial Class               -1.14%     12.56%       6.73%
------------------------------------------------------------
Russell Midcap(R) Value
  Index(1)                    -1.42%     17.92%      11.60%
------------------------------------------------------------




(1) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

02                                                 -14.57
03                                                  28.97
04                                                  17.54
05                                                   5.70
06                                                  14.05
07                                                  -1.14



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                      INITIAL
                       CLASS
                      -------
Management Fee(1)       0.70%
Distribution and
  Service (12b-1)
  Fees                  None
Other Expenses(2)       0.06%
Total Annual
  Portfolio
  Operating
  Expenses(3)           0.76%





(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.

(2) "Other Expenses" also includes the Portfolio's share of fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

------------------------------------------------------------------------------
                                1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------
Initial Class                     $78         $243         $422         $942
------------------------------------------------------------------------------

                       MAINSTAY VP S&P 500 INDEX PORTFOLIO

  -----------------------------------------------------------------------------


INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.


The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of September 30, 2008, they range from $680 million to $403 billion.


INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transaction costs;

- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index;

- ability to obtain a security listed in the Index in the same percentage as maintained in the Index as a result of holdings of the Manager's affiliates; and

- the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategy, the Portfolio's investments include S&P 500(R) Index futures, a form of derivative. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
S&P 500 Index
  Portfolio -- Initial Class    Quarter/Year    Return
------------------------------------------------------
Highest Return/Best Quarter         4/98        21.46%
------------------------------------------------------
Lowest Return/Worst Quarter         3/02       -17.16%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
S&P 500 Index Portfolio --
  Initial Class                5.22%    12.51%     5.65%
---------------------------------------------------------
S&P 500(R) Index(1)            5.49%    12.83%     5.91%
---------------------------------------------------------



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

                                   [BAR CHART]
                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1,2)                        0.29%
Distribution and Service (12b-1) Fees      None
Other Expenses(2)                          0.04%
Total Annual Portfolio Operating
  Expenses                                 0.33%






(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.28% for Initial Class.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $29         $101         $180         $413
----------------------------------------------------------------------

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

  -----------------------------------------------------------------------------


INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of October 31, 2008, they range from $14 million to $4 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.


The Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics:

- above-average revenue and earnings per share growth;

- participation in growing markets;

- potential for positive earnings surprises; and

- strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

- new management;

- new products;

- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the Subadvisor's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

In comparison to stocks of companies with larger capitalizations, stocks of small capitalization companies may have:

- more price volatility;

- greater spreads between their bid and ask prices;

- significantly lower trading volumes; and/or

- cyclical, static or moderate growth prospects.


Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

------------------------------------------------------
Small Cap Growth
  Portfolio -- Initial Class    Quarter/Year    Return
------------------------------------------------------
Highest Return/Best Quarter         2/03        21.26%
------------------------------------------------------
Lowest Return/Worst Quarter         3/02       -19.57%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

---------------------------------------------------------
                                                  Since
                                                Inception
                             1 Year   5 Years     7/2/01
---------------------------------------------------------
Small Cap Growth
  Portfolio --Initial Class  -3.19%    10.67%     2.40%
---------------------------------------------------------
Russell 2000(R) Growth
  Index(1)                    7.05%    16.50%     4.82%
---------------------------------------------------------
Russell 2000(R) Index(2)     -1.57%    16.25%     7.69%
---------------------------------------------------------



(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

02                                                 -26.41
03                                                  41.69
04                                                   9.40
05                                                   4.06
06                                                   6.32
07                                                  -3.19



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1)                          0.90%
Distribution and Service (12b-1) Fees      None
Other Expenses                             0.06%
Total Annual Portfolio Operating
  Expenses                                 0.96%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $98         $306         $531        $1,178
----------------------------------------------------------------------

                        MAINSTAY VP CONVERTIBLE PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or MacKay Shields LLC, the Portfolio's Subadvisor, and are sometimes considered speculative.


The Portfolio may also invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities.


The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including:
- the potential return of the common stock into which the convertible security is convertible;
- credit risk;
- projected interest return; and
- the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.


The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, if the Portfolio purchases a synthetic convertible security, it may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:
- interest rates;
- issuer creditworthiness;
- market conditions; and
- maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:
- fluctuating currency values;
- less liquid trading markets;
- greater price volatility;
- political and economic instability;
- less publicly available information about issuers;
- changes in U.S. or foreign tax or currency laws; and
- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
Convertible
  Portfolio -- Initial Class    Quarter/Year    Return

------------------------------------------------------
Highest Return/Best Quarter         4/99        18.33%
------------------------------------------------------
Lowest Return/Worst Quarter         3/98       -11.30%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

--------------------------------------------------------
                             1 Year   5 Years   10 Years
--------------------------------------------------------
Convertible
  Portfolio --Initial Class  14.86%    11.89%     8.33%
--------------------------------------------------------
Merrill Lynch All US
  Convertible Securities
  Index(1)                    4.53%    10.67%     7.09%
--------------------------------------------------------



(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

98                                                  4.49
99                                                 41.98
00                                                 -5.02
01                                                 -2.18
02                                                 -7.91
03                                                 22.23
04                                                  6.11
05                                                  6.59
06                                                 10.44
07                                                 14.86



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.60%
Distribution and Service (12b-1) Fees      None
Other Expenses(2, 3)                       0.06%
Total Annual Portfolio Operating
  Expenses(4)                              0.66%



(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $67         $211         $368         $822
----------------------------------------------------------------------

                           MAINSTAY VP BOND PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
Bond Portfolio -- Initial Class  Quarter/Year   Return

------------------------------------------------------
Highest Return/Best Quarter          3/02        5.43%
------------------------------------------------------
Lowest Return/Worst Quarter          2/04       -2.39%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
Bond Portfolio --
  Initial Class                6.52%    4.36%      5.74%
---------------------------------------------------------
Barclays Capital U.S.
  Aggregate Bond Index(1)      6.97%    4.42%      5.97%
---------------------------------------------------------
Merrill Lynch Corporate and
  Government Master Index(2)   7.27%    4.45%      6.03%
---------------------------------------------------------



(1) Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Barclays Capital Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as its primary index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Merrill Lynch Corporate and Government Master Index as a secondary benchmark.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

[BAR CHART]

98                                                  9.12
99                                                 -1.53
00                                                  9.82
01                                                  9.27
02                                                  9.48
03                                                  4.52
04                                                  4.09
05                                                  2.18
06                                                  4.55
07                                                  6.52



                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.49%
Distribution and Service (12b-1) Fees      None
Other Expenses(2)                          0.05%
Total Annual Portfolio Operating
  Expenses                                 0.54%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $55         $173         $302         $677
----------------------------------------------------------------------

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Portfolio's investment portfolio will not exceed 90 days. The securities in which the Portfolio invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

- bank and bank holding company obligations, such as CDs and bankers' acceptances;

- commercial paper, which is short-term; unsecured loans to corporations;

- corporate debt securities;

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars;

- time deposits; and

- repurchase agreements.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

INVESTMENT PROCESS -- All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

MacKay Shields, the Portfolio's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

- political and economic instability;

- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments. On the other hand, if interest rates rise there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

THE FUND MAY BAR EXCESSIVE TRADERS.
(See "Limitations on Purchases and Transfers.")




At a meeting held on October 3, 2008, the Fund's Board of Directors approved the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. The initial Program runs through December 18, 2008.

On November 24, 2008, the Treasury Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Fund's Board of Trustees approved the Fund's continued participation in this extension of the Program. The Treasury Dept. currently has the authority to further extend the program through December 31, 2009.

The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program.

Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio any future investment in the Portfolio will not be guaranteed. It is possible the eligible shareholders would not receive $1.00 per share in the event that a guarantee payments is triggered under the program if claims made by the portfolio and any other participating money market funds exceed the amount of funds available under the program.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Portfolio without regard to any expense limitation currently in effect for the Fund.

As of the date of this Prospectus, more information about the Program is available at http://www.ustreas.gov.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
Cash Management
  Portfolio -- Initial Class     Quarter/Year   Return

------------------------------------------------------
Highest Return/Best Quarter          3/00        1.56%
------------------------------------------------------
Lowest Return/Worst Quarter          1/04        0.14%
------------------------------------------------------


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
Cash Management
  Portfolio --
  Initial Class
  7-day current yield          4.86%    2.77%      3.50%
  Initial Class: 4.29%
---------------------------------------------------------
Lipper Money Market Funds
  Index(1)                     4.77%    2.65%      3.41%
---------------------------------------------------------



(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

98                                                 5.18
99                                                 4.84
00                                                 6.06
01                                                 3.84
02                                                 1.36
03                                                 0.67
04                                                 0.85
05                                                 2.96
06                                                 4.57
07                                                 4.86



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.44%
Distribution and Service (12b-1) Fees      None
Other Expenses(2)                          0.05%
Total Annual Portfolio Operating
  Expenses                                 0.49%



(1) Effective August 1, 2008 the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million, 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $50         $157         $274         $616
----------------------------------------------------------------------

                       MAINSTAY VP FLOATING RATE PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including:

- credit risk;

- liquidity; and

- interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Portfolio's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



------------------------------------------------------
Floating Rate
  Portfolio -- Initial Class     Quarter/Year   Return

------------------------------------------------------
Highest Return/Best Quarter          1/07        1.85%
------------------------------------------------------
Lowest Return/Worst Quarter          3/07       -0.72%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


---------------------------------------------------------
                                               Since
                                1 Year   Inception 5/2/05
---------------------------------------------------------
Floating Rate Portfolio --
  Initial Class                  2.60%         3.99%
---------------------------------------------------------
Credit Suisse Leveraged Loan
  Index(1)                       1.88%         4.90%
---------------------------------------------------------







(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.


[BAR CHART]

06                                                 5.99
07                                                 2.60



                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         INITIAL
                                          CLASS
                                         -------
Management Fee                             0.60%
Distribution and Service (12b-1) Fees      None
Other Expenses                             0.07%
Total Annual Portfolio Operating
  Expenses                                 0.67%




EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


-------------------------------------------------------------------
                                                               10
                          1 Year     3 Years     5 Years     Years
-------------------------------------------------------------------
  Initial Class             $68        $214        $373       $835
-------------------------------------------------------------------

                        MAINSTAY VP GOVERNMENT PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

- U.S. Treasury bills (maturing in one year or less);

- notes (maturing in 1-10 years);

- bonds (generally maturing in 10 or more years); and

- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a set price at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- prepayment;

- market conditions; and

- maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
GOVERNMENT PORTFOLIO -- INITIAL
CLASS                            QUARTER/YEAR   RETURN
------------------------------------------------------
Highest Return/Best Quarter          3/02        5.46%
------------------------------------------------------
Lowest Return/Worst Quarter          2/04       -2.74%
------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
Government Portfolio --
  Initial Class                6.69%    3.65%      5.35%
---------------------------------------------------------
Barclays Capital U.S.
  Government Bond Index(1)     8.66%    4.10%      5.92%
---------------------------------------------------------







(1) Barclays Capital recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the Index from "Lehman Brothers(R)" to "Barclays Capital". The Barclays Capital U.S. Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.




[BAR CHART]

98                                                  9.00
99                                                 -1.74
00                                                 12.22
01                                                  6.64
02                                                  9.85
03                                                  1.88
04                                                  3.33
05                                                  2.38
06                                                  4.06
07                                                  6.69



                  Annual total returns (12/31) -- Initial Class


                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                     INITIAL
                      CLASS
                     -------
Management Fee(1,
  2                    0.50%
Distribution and
  Service (12b-1)
  Fees                 None
Other Expenses(2)      0.06%
Total Annual
  Portfolio
  Operating
  Expenses             0.56%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

------------------------------------------------------------------------------
                                1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------
Initial Class                     $57         $179         $313         $701
------------------------------------------------------------------------------

                 MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

  -----------------------------------------------------------------------------

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include:

- domestic corporate debt securities;

- Yankee (dollar-denominated) debt securities;

- zero coupon bonds; and

- U.S. government securities.

The Portfolio's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


------------------------------------------------------
HIGH YIELD CORPORATE BOND
PORTFOLIO --
INITIAL CLASS                    QUARTER/YEAR   RETURN
------------------------------------------------------
Highest Return/Best Quarter          2/03       12.05%
------------------------------------------------------
Lowest Return/Worst Quarter          4/00       -7.85%
------------------------------------------------------




                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07


---------------------------------------------------------
                              1 Year   5 Years   10 Years
---------------------------------------------------------
High Yield Corporate Bond
  Portfolio --
  Initial Class                2.31%    12.65%     7.79%
---------------------------------------------------------
Credit Suisse(TM) High Yield
  Index(1)                     2.65%    10.97%    6.10%
---------------------------------------------------------





(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.


[BAR CHART]

98                                                  2.66
99                                                 12.84
00                                                 -5.87
01                                                  4.91
02                                                  2.05
03                                                 36.37
04                                                 12.72
05                                                  2.94
06                                                 12.04
07                                                  2.31



                  Annual total returns (12/31) -- Initial Class


                       FEES AND EXPENSES OF THE PORTFOLIO


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         INITIAL
                                          CLASS
                                         -------
Management Fee(1, 2)                       0.56%
Distribution and Service (12b-1) Fees      None
Other Expenses(2, 3)                       0.05%
Total Annual Portfolio Operating
  Expenses(4)                              0.61%




(1) Effective August 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

(2) Expenses have been restated to reflect current fees.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                        1 Year      3 Years      5 Years      10 Years
----------------------------------------------------------------------
Initial Class             $62         $195         $340         $762
----------------------------------------------------------------------

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

     --------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES
Certain Portfolios may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the initial amount invested in the derivative. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default is based.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Portfolios must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Portfolios must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Portfolios are permitted to set aside liquid assets in an amount equal to the Portfolios' daily marked-to market net obligations (i.e., the Portfolios' daily net liability) under the swaps, if any, rather than their full notional value.

FLOATING RATE LOANS
Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks associated with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher rated securities. Although the floating rate loans in which a Portfolio generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

A Portfolio will typically purchase loans via assignment, which makes the Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

FOREIGN SECURITIES
Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")
High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

ILLIQUID AND RESTRICTED SECURITIES
A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS
Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INVESTMENT POLICIES AND OBJECTIVES
For some of the Portfolios the discussion of Principal Investment Strategy states that the relevant Portfolio normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the Portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio would not be subject to such constraints on new investments.

When the discussion states that a Portfolio invests primarily in a certain type or style of investment, this means that under normal circumstances the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Portfolio's investment objective is non-fundamental and may be changed without shareholder approval.

INVESTMENTS IN TECHNOLOGY SECTOR
Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES
Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio from selling these illiquid securities at an advantageous time or price. Underlying Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS
Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

PORTFOLIO TURNOVER
Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (at or over 100%) often will have higher transaction costs that are paid by the Portfolios.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES
Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS
Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

                           THE FUND AND ITS MANAGEMENT


     --------------------------------------------------------------------------


     THE BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager and Subadvisors and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of October 31, 2008, NYLIM and its affiliates managed approximately $227 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to a Management Agreement for all Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly five Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided pursuant to the Management Agreements referenced above for all Portfolios.

For the fiscal year ended December 31, 2007, the Fund, on behalf of the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                        ANNUAL RATE
                                        -----------
Floating Rate Portfolio...............     0.60%
Mid Cap Core Portfolio................     0.85%
Mid Cap Growth Portfolio..............     0.75%
Mid Cap Value Portfolio...............     0.70%
Small Cap Growth Portfolio............     0.90%


Prior to May 1, 2008, the 10 remaining Portfolios described in this prospectus paid separate fees for advisory and administrative services. For the fiscal year ended December 31, 2007, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 10 Portfolios described in this prospectus also paid NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.


                                        ANNUAL RATE
                                        -----------
Bond Portfolio........................     0.25%
Capital Appreciation Portfolio........     0.36%
Cash Management Portfolio.............     0.25%
Common Stock Portfolio................     0.25%
Convertible Portfolio.................     0.36%
Government Portfolio..................     0.30%
High Yield Corporate Bond Portfolio...     0.30%
ICAP Select Equity Portfolio..........     0.54%
International Equity Portfolio........     0.60%
S&P 500 Index Portfolio...............     0.04%


(1) With respect to the above listed Portfolios, these fees would have been higher under the Current Management Agreement (effective August 1, 2008).

The payment of the management fee as well as other operating expenses will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

Discussions regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund are available in the Fund's Semi-Annual Report covering the six-month period ended June 30, 2008 and in the Fund's Annual Report covering the twelve-month period ended December 31, 2007.

Pursuant to an agreement with NYLIM, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of a Portfolio's assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

     SUBADVISORS

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.


MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of October 31, 2008, MacKay Shields managed approximately $28 billion in assets.



Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as Subadvisor to the ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. As of October 31, 2008, ICAP managed over $13 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.




     PORTFOLIO MANAGERS

NYLIM and each subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr., and Thomas J. Girard

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram and Migene Kim

CONVERTIBLE PORTFOLIO -- Edward Silverstein

FLOATING RATE PORTFOLIO -- Robert H. Dial

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

ICAP SELECT EQUITY PORTFOLIO -- Jerrold K. Senser and Thomas R. Wenzel

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram and Migene Kim

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

S&P 500 INDEX PORTFOLIO -- Francis J. Ok and Lee Baker

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Denise E. Higgins



     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.

LEE BAKER -- Mr. Baker has managed the S&P 500 Index Portfolio since 2007. Mr. Baker is a Vice President at NYLIM Equity Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining NYLIM, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

ROBERT J. CENTRELLA, CFA -- Mr. Centrella has managed the Capital Appreciation and Mid Cap Growth Portfolios since 2007. He is a Managing Director at MacKay Shields. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.

ROBERT H. DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

THOMAS J. GIRARD -- Mr. Girard has managed the Bond Portfolio since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined NYLIM in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining NYLIM, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck & Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director of MacKay Shields. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

DENISE E. HIGGINS, CFA -- Ms. Higgins has managed the Small Cap Growth Portfolio since 2007. She is a Director at MacKay Shields. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.

MIGENE KIM, CFA -- Ms. Kim has been a part of the management team for the Common Stock Portfolio and Mid Cap Core Portfolio since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.


RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value Portfolio since 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.


JERROLD K. SENSER, CFA -- Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the ICAP Select Equity Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and has been a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Capital Appreciation, Mid Cap Growth and Small Cap Growth Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

THOMAS R. WENZEL, CFA -- Mr. Wenzel, Executive Vice President and Director of Research, is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.

                        PURCHASE AND REDEMPTION OF SHARES

     --------------------------------------------------------------------------

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term Owners of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     --------------------------------------------------------------------------

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.


                               GENERAL INFORMATION



     --------------------------------------------------------------------------

     CUSTODIAN

State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

  -----------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for all Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        MAINSTAY VP BOND PORTFOLIO
                                         --------------------------------------------------------
                                                               INITIAL CLASS
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of
  period...............................  $  13.60    $  13.16    $  13.31    $  13.41    $  13.73
                                         --------    --------    --------    --------    --------
Net investment income..................      0.53        0.58        0.53(a)     0.47        0.52(a)
Net realized and unrealized gain (loss)
  on investments.......................      0.35        0.02       (0.24)       0.08        0.10
                                         --------    --------    --------    --------    --------
Total from investment operations.......      0.88        0.60        0.29        0.55        0.62
                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.52)      (0.16)      (0.44)      (0.50)      (0.59)
  From net realized gain on
     investments.......................        --          --          --       (0.15)      (0.35)
                                         --------    --------    --------    --------    --------
Total dividends and distributions......     (0.52)      (0.16)      (0.44)      (0.65)      (0.94)
                                         --------    --------    --------    --------    --------
Net asset value at end of period.......  $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                                         ========    ========    ========    ========    ========
Total investment return................      6.52%       4.55%       2.18%(b)    4.09%       4.52%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      4.89%       4.66%       3.96%       3.36%       3.75%
  Net expenses.........................      0.50%       0.52%       0.36%       0.54%       0.54%
  Expenses (before reimbursements).....      0.50%       0.52%       0.51%       0.54%       0.54%
Portfolio turnover rate................       265%(c)     166%(c)     277%(c)     335%        149%
Net assets at end of period (in
  000's)...............................  $508,892    $410,139    $377,607    $421,046    $485,033



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 2.03% for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 256%, 147% and 161%
     for the years ended December 31, 2007, 2006 and 2005, respectively.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                         ----------------------------------------------------------
                                                                INITIAL CLASS
                                         ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004         2003
                                         ----------------------------------------------------------
Net asset value at beginning of
  period...............................  $  24.26    $  23.31    $  21.51    $  20.70    $    16.33
                                         --------    --------    --------    --------    ----------
Net investment income (loss)...........      0.13        0.05        0.07(a)     0.05          0.04(a)
Net realized and unrealized gain (loss)
  on investments.......................      2.88        0.99        1.73        0.81          4.37
                                         --------    --------    --------    --------    ----------
Total from investment operations.......      3.01        1.04        1.80        0.86          4.41
                                         --------    --------    --------    --------    ----------
Less dividends:
  From net investment income...........     (0.04)      (0.09)      (0.00)(b)   (0.05)        (0.04)
                                         --------    --------    --------    --------    ----------
Net asset value at end of period.......  $  27.23    $  24.26    $  23.31    $  21.51    $    20.70
                                         ========    ========    ========    ========    ==========
Total investment return................     12.39%       4.45%       8.41%(c)    4.16%        26.99%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss).........      0.40%       0.13%       0.33%       0.24%         0.20%
  Net expenses.........................      0.60%       0.62%       0.37%       0.65%         0.64%
  Expenses (before reimbursement)......      0.60%       0.62%       0.60%       0.65%         0.64%
Portfolio turnover rate................        85%         28%         22%         34%           26%
Net assets at end of period (in
  000's)...............................  $681,500    $738,278    $835,933    $929,227    $1,011,538



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 8.16% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                   MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of year...  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                         --------    --------    --------    --------    --------
Net investment income..................      0.05        0.04        0.03        0.01        0.01
Net realized and unrealized gain on
  investments..........................      0.00(a)    (0.00)(a)    0.00(a)     0.00(a)     0.00(a)
                                         --------    --------    --------    --------    --------
Total from investment operations.......      0.05        0.04        0.03        0.01        0.01
                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  From net realized gain on
     investments.......................        --          --          --       (0.00)(a)   (0.00)(a)
                                         --------    --------    --------    --------    --------
Total dividends and distributions......     (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                                         --------    --------    --------    --------    --------
Net asset value at end of year.........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                         ========    ========    ========    ========    ========
Total investment return................      4.86%       4.57%       2.96%(b)    0.85%       0.67%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      4.71%       4.50%       2.91%       0.83%       0.67%
  Net expenses.........................      0.50%       0.52%       0.30%       0.55%       0.55%
  Expenses (before
     waiver/reimbursement).............      0.50%       0.52%       0.50%       0.55%       0.55%
Net assets at end of year (in 000's)...  $605,222    $351,753    $306,900    $308,660    $359,974




-------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

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                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                    MAINSTAY VP COMMON STOCK PORTFOLIO
                                         --------------------------------------------------------
                                                               INITIAL CLASS
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of
  period...............................  $  24.51    $  21.62    $  20.52    $  18.75    $  14.98
                                         --------    --------    --------    --------    --------
Net investment income..................      0.32(a)     0.31(a)     0.33(a)     0.28(b)     0.17(a)
Net realized and unrealized gain on
  investments..........................      1.01        3.26        1.25        1.77        3.78
                                         --------    --------    --------    --------    --------
Total from investment operations.......      1.33        3.57        1.58        2.05        3.95
                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.32)      (0.14)      (0.22)      (0.28)      (0.18)
  From net realized gain on
     investments.......................     (1.92)      (0.54)      (0.26)         --          --
                                         --------    --------    --------    --------    --------
Total dividends and distributions......     (2.24)      (0.68)      (0.48)      (0.28)      (0.18)
                                         --------    --------    --------    --------    --------
Net asset value at end of period.......  $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                                         ========    ========    ========    ========    ========
Total investment return................      5.14%      16.47%       7.70%(c)   10.90%      26.37%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income................      1.26%       1.35%       1.58%       1.44%(b)    1.05%
  Net expenses.........................      0.50%       0.52%       0.30%       0.53%       0.52%
  Expenses (before reimbursement)......      0.50%       0.52%       0.50%       0.53%       0.52%
Portfolio turnover rate................       105%         90%         83%        151%         72%
Net assets at end of period (in
  000's)...............................  $932,918    $950,660    $863,109    $923,660    $864,373



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 7.49% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     MAINSTAY VP CONVERTIBLE PORTFOLIO
                                         --------------------------------------------------------
                                                               INITIAL CLASS
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Selected per share data and ratios         2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of
  period...............................  $  12.75    $  11.82    $  11.26    $  10.82    $   9.04
                                         --------    --------    --------    --------    --------
Net investment income..................      0.28        0.22(a)     0.21(a)     0.21        0.27(a)
Net realized and unrealized gain on
  investments..........................      1.63        1.02        0.53        0.45        1.74
                                         --------    --------    --------    --------    --------
Total from investment operations.......      1.91        1.24        0.74        0.66        2.01
                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.32)      (0.31)      (0.18)      (0.22)      (0.23)
  From net realized gain on
     investments.......................     (0.36)         --          --          --          --
                                         --------    --------    --------    --------    --------
Total dividends and distributions......     (0.68)      (0.31)      (0.18)      (0.22)      (0.23)
                                         --------    --------    --------    --------    --------
Net asset value at end of period.......  $  13.98    $  12.75    $  11.82    $  11.26    $  10.82
                                         ========    ========    ========    ========    ========
Total investment return................     14.86%      10.44%       6.59%(b)    6.11%      22.23%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      1.64%       1.80%       1.87%       1.94%       2.71%
  Net expenses.........................      0.62%       0.63%       0.53%       0.66%       0.67%
  Expenses (before reimbursement)......      0.62%       0.63%       0.62%       0.66%       0.67%
Portfolio turnover rate................       119%         76%        100%        108%         76%
Net assets at end of period (in
  000's)...............................  $242,925    $246,179    $262,352    $291,995    $292,043



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 6.50% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                           MAINSTAY VP FLOATING RATE PORTFOLIO
                                                         ---------------------------------------
                                                                      INITIAL CLASS
                                                         ---------------------------------------
                                                                                       MAY 2,
                                                                YEAR ENDED             2005(A)
                                                               DECEMBER 31,            THROUGH
                                                         -----------------------    DECEMBER 31,
Select per share data and ratios                           2007            2006         2005
                                                         ---------------------------------------
Net asset value at beginning of period.................  $  9.86         $  9.91       $ 10.00
                                                         -------         -------       -------
Net investment income..................................     0.64            0.62          0.32
Net realized and unrealized loss on investments........    (0.39)          (0.05)        (0.09)
                                                         -------         -------       -------
Total from investment operations.......................     0.25            0.57          0.23
                                                         -------         -------       -------
Less dividends:
  From net investment income...........................    (0.64)          (0.62)        (0.32)
                                                         -------         -------       -------
Net asset value at end of period.......................  $  9.47         $  9.86       $  9.91
                                                         =======         =======       =======
Total investment return................................     2.60%           5.99%         2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................     6.57%           6.37%         4.76%+
  Net expenses.........................................     0.67%           0.70%         0.84%+
Portfolio turnover rate................................        9%              6%           11%
Net assets at end of period (in 000's).................  $55,132         $51,569       $25,060




-------

(a)  Commencement of operations.
(b)  Total return is not annualized.
 +   Annualized.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                     MAINSTAY VP GOVERNMENT PORTFOLIO
                                         --------------------------------------------------------
                                                               INITIAL CLASS
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of
  period...............................  $  10.85    $  10.53    $  10.63    $  10.73    $  11.05
                                         --------    --------    --------    --------    --------
Net investment income..................      0.51(a)     0.47(a)     0.40(a)     0.45        0.36(a)
Net realized and unrealized gain (loss)
  on investments.......................      0.21       (0.04)      (0.15)      (0.09)      (0.15)
                                         --------    --------    --------    --------    --------
Total from investment operations.......      0.72        0.43        0.25        0.36        0.21
                                         --------    --------    --------    --------    --------
Less dividends:
  From net investment income...........     (0.55)      (0.11)      (0.35)      (0.46)      (0.53)
                                         --------    --------    --------    --------    --------
Net asset value at end of period.......  $  11.02    $  10.85    $  10.53    $  10.63    $  10.73
                                         ========    ========    ========    ========    ========
Total investment return................      6.69%       4.06%       2.38%(b)    3.33%       1.88%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      4.61%       4.45%       3.75%       3.63%       3.25%
  Net expenses.........................      0.56%       0.57%       0.43%       0.59%       0.59%
  Expenses (before reimbursement)......      0.56%       0.57%       0.56%       0.59%       0.59%
Portfolio turnover rate................        15%         83%(c)     171%(c)     113%        106%
Net assets at end of period (in
  000's)...............................  $170,115    $189,235    $231,485    $275,674    $359,332




-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 2.23% for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including dollar rolls is 46% and 50% for the year ended December 31, 2006 and the year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                 MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                         --------------------------------------------------------------
                                                                  INITIAL CLASS
                                         --------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006         2005          2004          2003
                                         --------------------------------------------------------------
Net asset value at beginning of
  period...............................  $  10.55    $   9.59    $     9.90    $     9.41    $     7.39
                                         --------    --------    ----------    ----------    ----------
Net investment income..................      0.80(a)     0.72(a)       0.73(a)       0.70          0.75(a)
Net realized and unrealized gain (loss)
  on investments.......................     (0.55)       0.44         (0.46)         0.47          1.93
Net realized and unrealized gain (loss)
  on foreign currency transactions.....     (0.00)(b)   (0.00)(b)      0.02          0.02          0.01
                                         --------    --------    ----------    ----------    ----------
Total from investment operations.......      0.25        1.16          0.29          1.19          2.69
                                         --------    --------    ----------    ----------    ----------
Less dividends:
  From net investment income...........     (0.72)      (0.20)        (0.60)        (0.70)        (0.67)
                                         --------    --------    ----------    ----------    ----------
Net asset value at end of period.......  $  10.08    $  10.55    $     9.59    $     9.90    $     9.41
                                         ========    ========    ==========    ==========    ==========
Total investment return................      2.31%      12.04%         2.94%(c)     12.72%        36.37%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      7.53%       7.20%         7.39%         7.40%         8.51%
  Net expenses.........................      0.55%       0.56%         0.45%         0.59%         0.60%
  Expenses (before reimbursement)......      0.55%       0.56%         0.55%         0.59%         0.60%
Portfolio turnover rate................        45%         48%           45%           39%           43%
Net assets at end of period (in
  000's)...............................  $866,747    $969,910    $1,022,911    $1,167,527    $1,114,766




-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 2.85% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
                                         -----------------------------------------------------
                                                             INITIAL CLASS
                                         -----------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005       2004       2003
                                         -----------------------------------------------------
Net asset value at beginning of
  period...............................  $  13.75    $  11.61    $ 11.23    $ 10.18    $  8.01
                                         --------    --------    -------    -------    -------
Net investment income..................      0.11        0.19(a)    0.15(a)    0.11       0.07(a)
Net realized and unrealized gain on
  investments..........................      0.87        2.04       0.46       1.04       2.17
                                         --------    --------    -------    -------    -------
Total from investment operations.......      0.98        2.23       0.61       1.15       2.24
                                         --------    --------    -------    -------    -------
Less dividends and distributions:
  From net investment income...........     (0.07)      (0.03)     (0.11)     (0.10)     (0.07)
  From net realized gain on
     investments.......................     (0.44)      (0.06)     (0.12)        --         --
                                         --------    --------    -------    -------    -------
Total dividends and distributions......     (0.51)      (0.09)     (0.23)     (0.10)     (0.07)
                                         --------    --------    -------    -------    -------
Net asset value at end of period.......  $  14.22    $  13.75    $ 11.61    $ 11.23    $ 10.18
                                         ========    ========    =======    =======    =======
Total investment return................      6.86%      19.31%      5.44%(b)  11.37%     27.95%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      1.45%       1.50%      1.35%      1.04%      0.87%
  Net expenses.........................      0.80%       0.88%#     0.77%#     0.96%      0.99%
  Expenses (before
     waiver/reimbursement).............      0.85%       0.94%#     0.91%#     0.96%      0.99%
Portfolio turnover rate................       117%        130%        55%        75%        73%
Net assets at end of period (in
  000's)...............................  $250,237    $137,191    $66,657    $71,543    $62,229



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 5.36% for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to 0.01% and 0.01% of average net assets for the years ended December 31, 2006 and 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                         -------------------------------------------------------
                                                              INITIAL CLASS
                                         -------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         -------------------------------------------------------
Net asset value at beginning of
  period...............................  $  18.68    $  14.39    $  14.11    $  12.13    $  9.48
                                         --------    --------    --------    --------    -------
Net investment income (b)..............      0.39        0.29        0.36        0.19       0.17
Net realized and unrealized gain on
  investments..........................      0.62        4.38        0.90        1.84       2.61
Net realized and unrealized gain (loss)
  on foreign currency transactions.....     (0.04)      (0.16)      (0.13)       0.07       0.06
                                         --------    --------    --------    --------    -------
Total from investment operations.......      0.97        4.51        1.13        2.10       2.84
                                         --------    --------    --------    --------    -------
Less dividends and distributions:
  From net investment income...........     (0.13)      (0.05)      (0.24)      (0.12)     (0.19)
  From net realized gain on
     investments.......................     (1.23)      (0.17)      (0.61)         --         --
                                         --------    --------    --------    --------    -------
Total dividends and distributions......     (1.36)      (0.22)      (0.85)      (0.12)     (0.19)
                                         --------    --------    --------    --------    -------
Net asset value at end of period.......  $  18.29    $  18.68    $  14.39    $  14.11    $ 12.13
                                         ========    ========    ========    ========    =======
Total investment return................      4.93%      31.33%       7.99%(a)   17.34%     30.00%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      1.99%       1.79%       2.52%       1.53%      1.67%
  Net expenses.........................      0.89%       0.92%       0.87%       0.99%      1.07%
  Expenses (before reimbursement)......      0.89%       0.92%       0.91%       0.99%      1.07%
Portfolio turnover rate................        54%         44%         54%         49%       105%
Net assets at end of period (in
  000's)...............................  $358,292    $355,382    $219,867    $175,172    $95,754




-------

(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 7.95% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                    MAINSTAY VP MID CAP CORE PORTFOLIO
                                         -------------------------------------------------------
                                                              INITIAL CLASS
                                         -------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
Selected per share data and ratios         2007        2006        2005        2004        2003
                                         -------------------------------------------------------
Net asset value at beginning of
  period...............................  $  15.68    $  13.72    $  13.12    $  11.01    $  8.16
                                         --------    --------    --------    --------    -------
Net investment income..................      0.04        0.07        0.07        0.06       0.05(a)
Net realized and unrealized gain on
  investments..........................      0.82        1.99        2.02        2.39       2.84
                                         --------    --------    --------    --------    -------
Total from investment operations.......      0.86        2.06        2.09        2.45       2.89
                                         --------    --------    --------    --------    -------
Less dividends and distributions:
  From net investment income...........     (0.07)         --       (0.08)      (0.06)     (0.04)
  From net realized gain on
     investments.......................     (1.61)      (0.10)      (1.41)      (0.28)        --
                                         --------    --------    --------    --------    -------
Total dividends and distributions......     (1.68)      (0.10)      (1.49)      (0.34)     (0.04)
                                         --------    --------    --------    --------    -------
Net asset value at end of period.......  $  14.86    $  15.68    $  13.72    $  13.12    $ 11.01
                                         ========    ========    ========    ========    =======
Total investment return................      5.03%      14.96%      15.86%      22.27%     35.43%
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................      0.25%       0.51%       0.54%       0.70%      0.55%
  Net expenses.........................      0.91%       0.93%       0.94%       0.98%      0.98%
  Expenses (before
     waiver/reimbursement).............      0.91%       0.93%       0.94%       1.04%      1.18%
Portfolio turnover rate................       166%        166%        159%        185%       202%
Net assets at end of period (in
  000's)...............................  $202,966    $199,356    $159,762    $128,178    $55,351




-------

(a)  Per share data based on average shares outstanding during the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                   MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                         -------------------------------------------------------
                                                              INITIAL CLASS
                                         -------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
Selected per share data and ratios         2007        2006        2005        2004        2003
                                         -------------------------------------------------------
Net asset value at beginning of
  period...............................  $  14.58    $  13.59    $  11.61    $   9.47    $  6.54
                                         --------    --------    --------    --------    -------
Net investment income (loss)...........      0.02        0.00(a)    (0.03)(b)   (0.03)(b)  (0.04)(b)
Net realized and unrealized gain on
  investments..........................      2.31        1.25        2.02        2.17       2.97
                                         --------    --------    --------    --------    -------
Total from investment operations.......      2.33        1.25        1.99        2.14       2.93
                                         --------    --------    --------    --------    -------
Less distributions:
  From net realized gain on
     investments.......................     (1.13)      (0.26)      (0.01)         --         --
                                         --------    --------    --------    --------    -------
Net asset value at end of period.......  $  15.78    $  14.58    $  13.59    $  11.61    $  9.47
                                         ========    ========    ========    ========    =======
Total investment return................     15.79%       9.24%      17.10%(c)   22.61%     44.78%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss).........      0.14%       0.01%      (0.21%)     (0.32%)    (0.57%)
  Net expenses.........................      0.80%       0.82%       0.79%       0.88%      0.97%
  Expenses (before reimbursement)......      0.80%       0.82%       0.81%       0.88%      0.97%
Portfolio turnover rate................        46%         51%         26%         50%        38%
Net assets at end of period (in
  000's)...............................  $177,799    $173,108    $163,514    $127,345    $83,839




-------

(a)  Less than one cent per share.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 17.07% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                    MAINSTAY VP MID CAP VALUE PORTFOLIO
                                         --------------------------------------------------------
                                                               INITIAL CLASS
                                         --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios           2007        2006        2005        2004        2003
                                         --------------------------------------------------------
Net asset value at beginning of
  period...............................  $  13.87    $  12.33    $  12.31    $  10.65    $   8.33
                                         --------    --------    --------    --------    --------
Net investment income..................      0.18        0.15        0.11(a)     0.10        0.11(a)
Net realized and unrealized gain (loss)
  on investments.......................     (0.27)       1.58        0.60        1.77        2.30
                                         --------    --------    --------    --------    --------
Total from investment operations.......     (0.09)       1.73        0.71        1.87        2.41
                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.15)      (0.01)      (0.10)      (0.10)      (0.09)
  From net realized gain on
     investments.......................     (1.20)      (0.18)      (0.59)      (0.11)         --
                                         --------    --------    --------    --------    --------
Total dividends and distributions......     (1.35)      (0.19)      (0.69)      (0.21)      (0.09)
                                         --------    --------    --------    --------    --------
Net asset value at end of period.......  $  12.43    $  13.87    $  12.33    $  12.31    $  10.65
                                         ========    ========    ========    ========    ========
Total investment return................     (1.14%)     14.05%       5.70%(b)(c)17.54%      28.97%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................      1.19%       1.09%       0.89%       1.08%       1.21%
  Net expenses.........................      0.75%       0.76%       0.72%       0.81%       0.84%
  Expenses (before reimbursement)......      0.75%       0.76%       0.75%       0.81%       0.84%
Portfolio turnover rate................        48%         52%         37%         29%         34%
Net assets at end of period (in
  000's)...............................  $252,067    $285,826    $279,251    $255,129    $141,877




-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 5.67% for the year ended December 31, 2005.
(c)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than 0.01%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                         ------------------------------------------------------------------
                                                                    INITIAL CLASS
                                         ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
Selected per share data and ratios          2007          2006          2005          2004          2003
                                         ------------------------------------------------------------------
Net asset value at beginning of
  period...............................  $    29.01    $    25.25    $    24.38    $    22.40    $    17.68
                                         ----------    ----------    ----------    ----------    ----------
Net investment income (a)..............        0.53          0.44          0.41          0.37(b)       0.27
Net realized and unrealized gain on
  investments..........................        1.00          3.47          0.76          1.98          4.72
                                         ----------    ----------    ----------    ----------    ----------
Total from investment operations.......        1.53          3.91          1.17          2.35          4.99
                                         ----------    ----------    ----------    ----------    ----------
Less dividends and distributions:
  From net investment income...........       (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
  Return of capital....................          --            --            --            --         (0.00)(c)
                                         ----------    ----------    ----------    ----------    ----------
Total dividends and distributions......       (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
                                         ----------    ----------    ----------    ----------    ----------
Net asset value at end of period.......  $    30.05    $    29.01    $    25.25    $    24.38    $    22.40
                                         ==========    ==========    ==========    ==========    ==========
Total investment return................        5.22%        15.45%         4.77%(d)     10.49%        28.19%
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................        1.73%         1.66%         1.68%         1.64%(c)      1.40%
  Net expenses.........................        0.28%         0.35%         0.19%         0.39%         0.39%
  Expenses (before
     waiver/reimbursement).............        0.33%         0.35%         0.34%         0.39%         0.39%
Portfolio turnover rate................           4%            5%            5%            3%            3%
Net assets at end of period (in
  000's)...............................  $1,134,325    $1,241,402    $1,227,193    $1,322,061    $1,239,412



-------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.
     If these nonrecurring reimbursements had not been made, the total return would have been 4.62% for the year ended December 31, 2005.



--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                           ----------------------------------------------------
                                                               INITIAL CLASS
                                           ----------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
Select per share data and ratios             2007       2006       2005       2004        2003
                                           ----------------------------------------------------
Net asset value at beginning of period...  $ 11.84    $ 11.14    $ 10.89    $   9.96    $  7.03
                                           -------    -------    -------    --------    -------
Net investment loss (b)..................    (0.06)     (0.06)     (0.03)      (0.06)     (0.06)
Net realized and unrealized gain (loss)
  on investments.........................    (0.26)      0.76       0.48        0.99       2.99
                                           -------    -------    -------    --------    -------
Total from investment operations.........    (0.32)      0.70       0.45        0.93       2.93
                                           -------    -------    -------    --------    -------
Less distributions:
  From net realized gain on investments..    (0.87)     (0.00)(a)  (0.20)         --         --
                                           -------    -------    -------    --------    -------
Net asset value at end of period.........  $ 10.65    $ 11.84    $ 11.14    $  10.89    $  9.96
                                           =======    =======    =======    ========    =======
Total investment return..................    (3.19%)     6.32%      4.06%       9.40%     41.69%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss....................    (0.51%)    (0.52%)    (0.26%)     (0.61%)    (0.73%)
  Net expenses...........................     0.96%      0.98%      0.95%       0.95%      0.95%
  Expenses (before reimbursement)........     0.96%      0.98%      0.98%       1.14%      1.21%
Portfolio turnover rate..................       81%        60%        41%        108%        65%
Net assets at end of period (in 000's)...  $74,218    $92,819    $94,855    $105,650    $90,085



-------

(a)  Less than one cent per share.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                    The MainStay VP Series Fund, Inc.
[RECYCLE LOGO]                                      SEC File Number: 811-03833-01